================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001
                                  (UNAUDITED)


                                  FUND MANAGER
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022

     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
BOYAR ASSET MANAGEMENT, INC.                     INTEGRATED FUND SERVICES, INC.
     35 East 21st Street                             221 East Fourth Street
     New York, NY 10010                                    Suite 300
       1-212-995-8300                                 Cincinnati, OH 45202
                                                         1-800-266-5566
================================================================================

                                                                 August 13, 2001

Dear Boyar Value Fund Shareholder:

PERFORMANCE RESULTS
-------------------

o Boyar Value Fund bested all the leading indices listed below for the first six months of calendar 2001 advancing 14.7%. The tech laden NASDAQ slipped another 12.2% on top of last years 39.3% plunge, eliminating more than $4 trillion in paper wealth.

o Both the Dow Jones Industrial Average and the Standard & Poor's 500-stock index extended last years losing streak, declining (1.7%) and (6.5%) respectively. If this negative streak continues for the remainder of the year it will be the first back-to-back declines for these indices since 1973-1974.

                             Historical Performance
                             ----------------------

                                              Year Ended
                                              ----------
                                         12/31/99   12/31/00
                                         --------   --------

                    Boyar Value Fund*      14.2%       7.1%

* The total returns for the years ended December 31, 2000 and 1999 net of the maximum sales load of 5.00% were 1.8% and 8.6%, respectively.

             Performance Summary for the periods ended June 30, 2001
             -------------------------------------------------------

                         Total Return         Average Annual Total Returns
                         -------------------------------------------------------
                          Six Months    1 Year       3 Years   Since Inception**
                          ----------    ------       -------   -----------------

Boyar Value Fund***          14.8%       14.6%        11.2%          10.5%

S&P 500 Index                -6.5%      -14.8%         3.9%           4.1%

Russell 2000 Index            6.9%        0.7%         5.3%           3.4%

DJIA                         -1.7%        2.1%         7.2%           6.0%

NADAQ Composite             -12.2%      -45.4%         4.8%           4.8%

*** The total return for the Boyar Value Fund for the six months ended June 30, 2001 net of the maximum sales load of 5.00% was 9.0%. The average annual total returns for the 1 Year, 3 Years and Since Inception** for the period ended June 30, 2001 net of the maximum sales load of 5.00% were 8.8%, 9.3% and 8.7%, respectively.

MILESTONES AT BOYAR VALUE FUND
------------------------------

o Boyar Value Fund received a four-star rating from Morningstar**** for the three year period ended June 30, 2001.

o As you know the Fund attempts to be tax efficient, in that regard Morningstar rewarded us with a 97.57% tax efficiency ratio.

o Most of you are aware the Fund commenced operations in May 5, 1998. By the end of the first year we had $1.4 million in assets. At the close of the 2nd quarter of the current year we surpassed the $10 million mark.

o The competition to capture mutual fund assets is quite fierce. Most all of the large mutual fund families have considerable sales forces and extensive marketing budgets. Since Boyar Value Fund currently does not have these luxuries we are counting on good performance and referrals to grow. We would appreciate telling your friends and business associates about the Boyar Value Fund.

IT'S TIME IN THE MARKET NOT MARKET TIMING THAT COUNTS
-----------------------------------------------------

                                   [BAR CHART]
                -------------------------------------------------
                         U.S. MARKET RETURNS 1961-2000*

                S&P 500 Index                             $ 91.02

                Treasury Bills                            $ 10.53

                S&P 500 Excluding 23 Best Months          $ 10.05
                -------------------------------------------------
 Source: Stocks, Bonds, Bills and Inflation: 2000 Yearbook, Ibbotson Associates

o Volatile markets are unsettling. In such times, we feel that perceived risk often outweighs expected return. Often this environment can lead to "investment paralysis" for some investors which results in missed opportunities and/or more risk.

o One mistake some investors make is attempting to "time the market." As the chart above illustrates, if investors missed the best 23 months in the stock market (LESS THAN 5% of the total months) between 1961-2000, they might as well have invested in treasury bills. Volatile, uncertain times always call for prudent judgment, but history clearly demonstrates that abandoning the market entirely for even a short period of time can prove hazardous to your wealth. Remember, typically the largest moves in the stock market are most often sudden, unexpected and short in duration.

YES,  WE  BELIEVE  WE ARE IN A BEAR  MARKET - TAKE  ADVANTAGE  OF IT BEFORE  THE
--------------------------------------------------------------------------------
INEVITABLE UPTURN OCCURS.
-------------------------

o Yes, we are in a bear market, but we feel that the worst is probably behind us. No, there's no sure way of determining how quickly stocks will snap back. But we believe if you're regularly adding to your stock portfolio, stock market declines should be treated as an integral part of the investment process. After all, these quotational losses allow an investor to add to existing positions at reduced prices, or permit us to purchase shares in businesses that we don't already own at distressed levels.

o In one of the greatest market massacres ever, imploding technology stocks drove the NASDAQ Composite Index down about 70% before its recent run up. During the same period, at its worst point, the Dow Jones Industrial Average declined under 20%, which is slightly above what is historically needed to qualify as a bear market.

o So which is it, market bloodbath or moderate reversal? Perhaps investors should take their cues from the much broader Wilshire 5000, which at its recent worst, declined less than 30%.

o The Wilshire 5000 hit its zenith on March 24, 2000, which means the current bear market has dragged on for about 16 months. That might seem amazingly long, especially compared with the brutally quick declines of 1987 and 1990. According to the Leuthold Group in Minneapolis, 1990's 20% tumble took just three months, while 1987's 34% battering was compressed into four months.

o But those two bear markets were unusual. Since the Second World War, Standard & Poor's 500 stock index has suffered 10 declines of 20% or more. During those 10 bear markets, stocks-on-average shed 29% over 15 months.

o Sound unnerving? There's a silver lining. It's entirely possible that share prices will keep falling. But if the current slump turns out to be anything like the average bear market, the worst may already be behind us.

o How quickly will stocks bounce back? From the bottom of the last 10 bear markets, it took 19 months, on average, for the S&P 500 to recoup its bear market losses. The average, however, disguises a huge spread.

o Following the 1980-82 bear market, investors had to wait just five months to recover their losses, according to the Leuthold Group. But after the 1973-74 bear market hit bottom, it was almost six years before investors got back to even.

o Bear markets are typically a prolonged painful experience. Particularly when an index such as the NASDAQ loses 70% of its value. How many years do you think it will take the NASDAQ to reach its old high of 5,132? Our bet is that it will take longer than the six years which was the period investors had to wait to recoup their losses after the 1973-74 debacle.

ARE TECHNOLOGY STOCKS A GOOD BET?
---------------------------------

o At its current level of 1,995 the NASDAQ is still down more than 3,000 points from its high attained in March 2000. Since that index is so heavily weighed in favor of technology - in our opinion, the question investors should be asking themselves - is the NASDAQ inexpensive enough to at least begin thinking about sticking their toe in the water?

o Before you start filling out your buy orders here are some thoughts to ponder:

     A) As of June 30, 2001, the Merrill Lynch Technology Index was trading at more than 150 times trailing earnings for the 100 companies in it. By contrast the Standard & Poor's 500-stock index trades at 27 times profits. Furthermore, if you back out the technology component from that index, the multiple declines quite dramatically. Hopes in the overall market for the tech-sector are certainly high.

     B) In addition, we believe that it is especially important for investors to remember that yesterday's growth stocks more often than not will falter tomorrow. In this regard, analysts expect 85 percent of technology companies to increase their sales by a compounded rate of 20 percent or more during the next three years. But since 1981, only 36 percent of these types of businesses have achieved such growth rates for any consecutive three-year period.

     C) Even Bill Gates believes technology stocks are not a sure bet: "I think the multiples on technology stocks should be quite a bit lower than the multiples of stocks like Coke and Gillette because they are subject to complete changes in the rules. I know very well that in the next ten years, if Microsoft is still a leader, it will have had to weather at least three crises."

o Not all stocks will necessarily recover together, however. Some technical analysts say that it could be years before technology stocks return to past highs, because so many people bought them at high prices, are well under water and still haven't sold. The analysts fear that sudden bursts of tech-stock strength could be followed by bursts of selling, until the market finally replaces people who bought the stocks at higher prices with people who bought low.

o The stock market debacle that happened in 1974, to some extent parallels the NASDAQ's drubbing of the late 1990's. In both instances the shellacking occurred following a mania or bubble.

o During the 1974 period a group of stocks affectionately dubbed the Nifty Fifty lost 80% of their value, from peak to trough. The tech wreck, as measured by the NASDAQ 100, at its worst level lost about 70% of its value.

o Furthermore, during both of these periods valuations were excessive. Stocks were priced for perfection. Any profit disappointment could not be tolerated. In both periods analysts sold investors a bill of goods...
     regardless of what happened to the economy these companies would be impervious to earnings disappointments. When the profit slowdown materialized investors fled en masse... it took more than six years for the Nifty Fifty to exceed their old highs.

BOYAR VALUE FUND PHILOSOPHY GOALS
---------------------------------

o The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have invested in fads or gimmicks such as the Internet.

o Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations.

o Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced.

o Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o By utilizing this long-term "Buy and Hold" strategy it allows capital to compound without the return-eroding effect of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

If you have any questions please do not hesitate to call (212) 995-8300.

                                        Very truly yours,

                                        /s/ Mark A. Boyar

                                        Mark A. Boyar
                                        Chief Investment Officer

**   The Fund's inception date was May 5, 1998.

**** Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. The ratings are calculated from a Fund's average annual total return with appropriate sales charge adjustment and a risk factor that reflects Fund performance relative to three-month Treasury bill returns. A 5-star rating means that the Fund is in the top 10% of domestic stock funds; if the Fund falls in the next 22.5% it receives 4-stars; the next 35% earns 3-stars; the next 22.5% earn 2-stars; and the bottom 10% earn only 1-star. Out of a total 4,490 domestic equity funds for the 3-year period ended June 30, 2001, the Boyar Value Fund received 4-stars. The Fund's inception date was May 5, 1998.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 2001
                                   (Unaudited)

ASSETS
     Investment securities:
          At amortized cost                                        $  8,832,115
                                                                   ============
          At market value (Note 1)                                 $ 10,231,065
     Accrued income                                                       3,445
     Receivable for capital shares sold                                 389,060
     Receivable from Adviser (Note 3)                                    30,806
     Organization expenses, net (Note 1)                                 32,598
     Other assets                                                        30,381
                                                                   ------------
          TOTAL ASSETS                                               10,717,355
                                                                   ------------

LIABILITIES
     Payable to affiliate (Note 3)                                        4,200
     Payable for securities purchased                                   150,107
     Other accrued expenses and liabilities                               8,147
                                                                   ------------
          TOTAL LIABILITIES                                             162,454
                                                                   ------------

NET ASSETS                                                         $ 10,554,901
                                                                   ============

Net assets consist of:
Paid-in capital                                                    $  9,176,174
Accumulated net investment income                                         4,938
Accumulated net realized losses from security transactions              (25,161)
Net unrealized appreciation on investments                            1,398,950
                                                                   ------------
NET ASSETS                                                         $ 10,554,901
                                                                   ============

Shares of beneficial interest outstanding (1,000,000,000 shares
     authorized, $0.001 par value)                                      794,048
                                                                   ============

Net asset value and redemption price per share (Note 1)            $      13.29
                                                                   ============

Maximum offering price per share (Note 1)                          $      13.99
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2001
                                   (Unaudited)

INVESTMENT INCOME
     Dividends                                                     $     28,335
     Interest                                                            46,001
                                                                   ------------
          TOTAL INVESTMENT INCOME                                        74,336
                                                                   ------------

EXPENSES
     Investment advisory fees (Note 3)                                   19,901
     Management fees (Note 3)                                            19,901
     Accounting services fees (Note 3)                                   12,000
     Directors' fees and expenses                                        13,988
     Distribution expense (Note 3)                                       10,061
     Amortization of organization expenses (Note 1)                       8,890
     Insurance expense                                                    7,257
     Transfer agent fees (Note 3)                                         7,200
     Administrative services fees (Note 3)                                6,169
     Custodian fees                                                       3,461
     Postage and supplies                                                 1,985
     Registration fees                                                    5,069
     Professional fees                                                    1,667
     Shareholder report costs                                               370
     Other expenses                                                         577
                                                                   ------------
          TOTAL EXPENSES                                                118,496
     Fees waived and expenses reimbursed (Note 3)                       (48,844)
                                                                   ------------
          NET EXPENSES                                                   69,652
                                                                   ------------

NET INVESTMENT INCOME                                                     4,684
                                                                   ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                       76,451
     Net change in unrealized appreciation/depreciation
          on investments                                              1,049,686
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      1,126,137
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  1,130,821
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           For the Six Months
                                                                 Ended         For the Year
                                                                June 30,          Ended
                                                                  2001         December 31,
                                                              (Unaudited)          2000
                                                              ------------     ------------
FROM OPERATIONS
     Net investment income                                    $      4,684     $     14,264
     Net realized gains from security transactions                  76,451           69,719
     Net change in unrealized appreciation/depreciation
          on investments                                         1,049,686          (10,425)
                                                              ------------     ------------
Net increase in net assets from operations                       1,130,821           73,558
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                         --          (14,010)
     From net realized gains                                            --         (145,753)
                                                              ------------     ------------
Total distributions                                                     --         (159,763)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                   3,220,183        3,818,725
     Net asset value of shares issued in
          reinvestment of distributions to shareholders                 --          155,716
     Payments for shares redeemed                                 (171,293)      (1,647,690)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       3,048,890        2,326,751
                                                              ------------     ------------

TOTAL INCREASE IN NET ASSETS                                     4,179,711        2,240,546

NET ASSETS
     Beginning of period                                         6,375,190        4,134,644
                                                              ------------     ------------
     End of period                                            $ 10,554,901     $  6,375,190
                                                              ============     ============

CAPITAL SHARE ACTIVITY
     Sold                                                          257,008          315,928
     Reinvested                                                         --           13,447
     Redeemed                                                      (13,425)        (151,748)
                                                              ------------     ------------
     Net increase in shares outstanding                            243,583          177,627
     Shares outstanding, beginning of period                       550,465          372,838
                                                              ------------     ------------
     Shares outstanding, end of period                             794,048          550,465
                                                              ============     ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                       Selected Per Share Data and Ratios
                 for a Share Outstanding Throughout Each Period

                                                     For the Six Months
                                                           Ended                Year              Year             Period
                                                          June 30,             Ended             Ended             Ended
                                                            2001            December 31,      December 31,      December 31,
                                                        (Unaudited)             2000              1999            1998(a)
                                                        ------------        ------------      ------------      ------------

Net asset value at beginning of period                  $      11.58        $      11.09      $       9.72      $      10.00
                                                        ------------        ------------      ------------      ------------

Income (loss) from investment operations:
     Net investment income                                      0.01                0.03              0.01              0.03
     Net realized and unrealized gains
          (losses) on investments                               1.70                0.76              1.37             (0.28)
                                                        ------------        ------------      ------------      ------------
Total from investment operations                                1.71                0.79              1.38             (0.25)
                                                        ------------        ------------      ------------      ------------

Less distributions:
     From net investment income                                   --               (0.03)            (0.01)            (0.03)
     From net realized gains on investments                       --               (0.27)               --                --
                                                        ------------        ------------      ------------      ------------
Total distributions                                               --               (0.30)            (0.01)            (0.03)
                                                        ------------        ------------      ------------      ------------

Net asset value at end of period                        $      13.29        $      11.58      $      11.09      $       9.72
                                                        ============        ============      ============      ============

Total return (b)                                               14.77%(c)            7.10%            14.24%            (2.46%)(c)
                                                        ============        ============      ============      ============

Net assets at end of period                             $ 10,554,901        $  6,375,190      $  4,134,644      $  1,415,827
                                                        ============        ============      ============      ============

Ratio of net expenses to average net assets (d)                 1.75%(e)            1.75%             1.75%             1.75%(e)

Ratio of net investment income to average net assets            0.12%(e)            0.30%             0.15%             0.66%(e)

Portfolio turnover rate                                           16%(e)              42%                8%                0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b)  Total returns exclude the effect of applicable sales loads.
(c)  Not annualized.
(d) Absent fees waived and expenses reimbursed, the ratio of expenses to average net assets would have been 2.97% (e), 3.95%, 5.28% and 13.19% (e) for the periods ended June 30, 2001, December 31, 2000, 1999, and 1998, respectively (Note 3).
(e)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 2001
                                   (Unaudited)

                                                                       Market
   Shares                                                              Value
------------                                                        ------------
        COMMON STOCKS - 69.6%
          CONSUMER, CYCLICAL - 39.1%
     1,500    AOL Time Warner Inc.*                                 $     79,500
     9,000    Carnival Corp - Class A                                    276,300
     4,500    The Walt Disney Co.                                        130,005
     6,000    Ethan Allen Interiors Inc.                                 195,000
    56,300    Hanover Direct, Inc.*                                       16,327
     9,000    Hasbro, Inc.                                               130,050
    23,600    Hilton Hotels Corp.                                        273,760
    12,000    IHOP Corp.*                                                322,200
    10,000    Lands' End, Inc.                                           401,500
     3,000    MGM Mirage*                                                 89,880
     8,000    Mattel, Inc.                                               151,360
     5,000    Meredith Corp.                                             179,050
    16,600    Midas, Inc.                                                210,820
     4,000    Neiman Marcus Group, Inc.                                  124,000
    22,100    Playboy Enterprises - Class B*                             345,865
     1,100    Readers Digest Assn. - Class A                              31,625
    10,000    Regis Corp.                                                209,900
    42,100    Spiegel Inc.                                               407,107
     5,200    Toys R Us, Inc.                                            128,700
     1,953    Viacom, Inc. - Class B                                     101,068
     4,340    Vivendi Universal - Sp                                     251,720
                                                                    ------------
                                                                       4,055,737
                                                                    ------------

          CONSUMER, NON-CYCLICAL - 4.6%
     5,000    Cendant Corp.                                               97,500
       200    IMS Health, Inc.                                             5,700
    17,600    Pepsiamericas, Inc.                                        234,080
     6,000    Tupperware Corp.                                           140,580
                                                                    ------------
                                                                         477,860
                                                                    ------------

          FINANCIAL SERVICES - 16.2%
     3,000    Banc One Corp.                                             107,400
     4,600    Citigroup, Inc.                                            243,064
    15,900    Covest Bancshares, Inc.                                    243,588
     1,500    Dow Jones & Co., Inc.                                       89,565
     5,000    Dun & Bradstreet Corp.*                                    141,000
     7,500    Hudson United BanCorp.                                     191,250
     4,250    J.P. Morgan Chase & Co.                                    189,550
     2,200    Lehman Brothers Holdings                                   171,050
    10,000    Moody's Corp.                                              335,000
                                                                    ------------
                                                                       1,711,467
                                                                    ------------

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 2001
                                   (Unaudited)

                                                                       Market
   Shares                                                              Value
------------                                                        ------------
          INDUSTRIAL - 3.1%
    15,000    Aviall, Inc.*                                         $    164,550
     5,000    Diebold, Inc.                                              160,750
                                                                    ------------
                                                                         325,300
                                                                    ------------

          TECHNOLOGY - 3.2%
     4,000    CDI Corp.*                                                  67,960
     2,000    Comcast Corp.                                               86,800
     7,800    Cross (A.T.) Co. - Class A                                  51,870
     6,000    DSP Group, Inc.*                                           128,700
        10    Synavant, Inc.                                                  71
                                                                    ------------
                                                                         335,401
                                                                    ------------

          UTILITIES - 3.4%
    10,500    AT&T Corp.                                                 231,000
     2,000    Alltel Corp.                                               122,520
                                                                    ------------
                                                                         353,520
                                                                    ------------

          TOTAL COMMON STOCKS (Cost $5,860,074)                     $  7,259,285
                                                                    ------------

Shares/Par
----------
          U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.3%
$2,750,000    Federal Home Loan Bank, 5.55%, 7/2/01 (Amortized
              Cost $2,749,436)                                      $  2,749,175
                                                                    ------------

          MONEY MARKETS - 2.1%
   222,605    Firstar Stellar Treasury Fund (Cost $222,605)         $    222,605
                                                                    ------------

          TOTAL INVESTMENT SECURITIES
              (Amortized Cost $8,832,115) - 98.0%                     10,231,065

          OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%                   323,836
                                                                    ------------

          NET ASSETS - 100.0%                                       $ 10,554,901
                                                                    ============

*    Non-income producing security.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2001

                                   (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended, (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Effective May 1, 2000, the maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 5.26% of net asset value (or 5.00% of the offering price) and a contingent deferred sales charge of 1.00% if redeemed within a one-year period from the date of purchase. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2001

                                   (Unaudited)

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of June  30,  2001,  based  upon a  federal  income  tax  cost  of  portfolio investments of $8,832,115, the Fund had net unrealized appreciation of $1,398,950 consisting of $1,608,185 of gross unrealized appreciation and $209,235 of gross unrealized depreciation.

During the period from November 1, 2000 through December 31, 2000, the Fund had a net realized captial loss of $101,612 which is treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2001. This "post-October" loss may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,437,078 and $463,491, respectively.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2001

                                   (Unaudited)

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Integrated Fund Services, Inc. (IFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser, LTCI or IFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

The Manager currently intends to waive its management fees and reimburse other operating expenses of the Fund, and the Adviser currently intends to waive its investment advisory fees, to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $19,901 and reimbursed the Fund for $9,042 of other operating expenses, and the Adviser voluntarily waived its investment advisory fees of $19,901 for the six months ended June 30, 2001.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement between the Fund and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2001

                                   (Unaudited)

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and IFS, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement between the Fund and IFS, IFS calculates the daily net asset per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as a distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or IFS. For the six months ended June 30, 2001, the Fund incurred and LTCI subsequently waived $10,061 of distribution expenses under the Plan.